Asset held for sale and discontinued operations	12 Months Ended
Dec. 31, 2025
Asset held for sale and discontinued operations
Asset held for sale and discontinued operations

6. Asset held for sale and discontinued operations

On November 24, 2025, the Company entered into an agreement to sell its 100% interest in the San Antonio Gold Project, located in Sonora, Mexico to Axo Copper Corp. (“Axo”). Pursuant to the Purchase Agreement, Axo acquired Sapuchi, which holds a 100% interest in the mineral concessions comprising San Antonio (the “disposal”). The disposal group was classified as discontinued operations and assets held for sale in the fourth quarter of 2025. The transaction closed on January 27, 2026.

The disposal group was measured at the lower of its carrying amount and fair value less costs of disposal. The disposal group was measured at its carrying amount which is lower than the fair value less costs of disposal.

(i)	Assets and Liabilities of the San Antonio disposal group:

2025
$

Current assets	3,208
Non-current assets	34,315
Total assets held for sale	37,523

Current liabilities	4,432
Non-current liabilities	54,014
Total liabilities associated with assets held for sale	58,446

(ii)	The San Antonio Gold Project has been classified as a discontinued operation as it represents a separate geographical area of operations for the Company, located in Mexico, and its activities can be clearly distinguished operationally and for financial reporting purposes from the Company’s other operations. Accordingly, the results of operations related to the San Antonio Gold Project are presented below as discontinued operations:

	2025	2024
	$	$

Operating expenses	(14,520)	(10,917)
Other income (expenses), net	4,982	(18,173)
Net loss from discontinued operations	(9,538)	(29,090)